UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 15, 2026
PAR Technology Corporation

(Exact name of registrant as specified in its charter)

Delaware	1-09720	16-1434688
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PAR Technology Park, 8383 Seneca Turnpike, New Hartford, New York 13413-4991
(Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code: (315) 738-0600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	PAR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

                             Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.
On April 15, 2026, PAR Technology Corporation (the “Company”) entered into a Board Observer Agreement (the “Observer Agreement”) with the persons and entities listed on Schedule A thereto (Voss Value Master Fund, LP, Voss Value-Oriented Special Situations Fund, LP, Voss Advisors GP, LLC, Voss Capital, LP, Travis W. Cocke and Jon Hook, collectively, “Voss Capital”), pursuant to which the Company appointed Jon Hook (the "Board Observer") as a non-voting observer to the Company’s Board of Directors (the “Board”).

Pursuant to the Observer Agreement, the Board Observer is entitled to attend, in a non-voting observer capacity, all meetings of the Board and certain committees and to receive the applicable meeting materials at substantially the same time and in the same manner as provided to members of the Board, subject to customary exceptions (including to preserve attorney-client privilege, comply with applicable law or exchange rules, protect third-party confidentiality, or avoid conflicts of interest).The Observer Agreement has a term of one year and may be terminated earlier upon specified events, including if Voss Capital falls below the minimum ownership threshold, upon an uncured material breach by either party (following notice and the applicable cure period), or if Voss Capital or its affiliates seek board representation or attempt to exert control or influence beyond the observer rights granted. The Board Observer has no voting rights and no fiduciary duties to the Company or its shareholders. Voss Capital is not entitled to any fees and the Board Observer is only entitled to the reimbursement of expenses if the Company requests he attend a Board meeting in person. The Observer Agreement also contains customary provisions regarding confidentiality and non-disparagement.

The foregoing description of the Observer Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Observer Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)     Exhibits.

Exhibit No.	Exhibit Description
10.1	Board Observer Agreement, dated as of April 15, 2026, by and among PAR Technology Corporation and the persons and entities listed on Schedule A thereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR TECHNOLOGY CORPORATION
(Registrant)

Date:	April 15, 2026	/s/ Bryan A. Menar
Bryan A. Menar
Chief Financial Officer
(Principal Financial Officer)